Santander Consumer USA Holdings Inc. 1Q15 Company Update

2IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward- looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the SEC. Among the factors that could cause our financial performance to differ materially from that suggested by the forward-looking statements are: (a) we operate in a highly regulated industry and continually changing federal, state, and local laws and regulations could materially adversely affect our business; (b) adverse economic conditions in the United States and worldwide may negatively impact our results; (c) our business could suffer if our access to funding is reduced; (d) we face significant risks implementing our growth strategy, some of which are outside our control; (e) our agreement with Chrysler may not result in currently anticipated levels of growth and is subject to certain performance conditions that could result in termination of the agreement; (f) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (g) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (h) loss of our key management or other personnel, or an inability to attract such management and personnel, could negatively impact our business; (i) we are subject to certain regulations, including oversight by the Office of the Comptroller of the Currency, the CFPB, the Bank of Spain, and the Federal Reserve, which oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (j) future changes in our relationship with Santander could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. New factors emerge from time to time, and management cannot assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

3AGENDA Highlights Strategy and Business Results Appendix: Financial and Supplemental Information

1Q15: HIGHLIGHTS

4

Robust Financial Performance

- **Q1 2015 net income of $289.2 million, or $0.81 per diluted common share, up from Q1 2014 net income of $81.5 million, or $0.23 per diluted common share**
  - Up 84% from core net income[1] in Q1 2014 of $157.3 million, or $0.44 per diluted common share
- Q1 2015 ROE and ROA of 31.2% and 3.5%, respectively, up from ROE and ROA of 11.6% and 1.2% in Q1 2014, respectively
  - Q1 2014 core ROE[1] and ROA[1] of 22.4% and 2.3%, respectively
- **Strong capital base**, TCE/TA[1] of 10.8%, up more than 100 bps from Q1 2014

Stable Credit Performance

- **Current portfolio performance in line with expectations and consistent with retained mix and typical seasonal patterns**
- Net charge-off ratio of 6.7%, down seasonally from 8.6% in Q4 2014 and up marginally from 6.4% in Q1 2014
- Allowance to loans ratio[2] of 11.5% is flat quarter-over-quarter and up from 11.0% as of Q1 2014

Quality Originations & Asset Sales

- **Total originations and asset sales of $7.4 billion and $1.5 billion, respectively**
- Chrysler Capital penetration rate of 30%, up from 27% at the end of Q4 2014; remain confident about ongoing success of Chrysler agreement
- **Strong demand for assets originated by SCUSA**
  - $919 million through monthly flow programs, $561 million lease sale[3] to a new counterparty, bankruptcy sale of charged-off assets realizing $38 million in proceeds and a new bankruptcy forward flow program

Capital Markets Expertise

- **Continued access to liquidity across multiple sources demonstrating quality of the platform** (Largest volume retail auto issuer since 2010[4])
- $1.3 billion transaction from SDART securitization platform[5]
- $1.1 billion of advances on new and existing private term amortizing facilities
- $712 million transaction from relaunch of DRIVE platform; the first transaction since 2006

Serviced for Others Platform

- **Platform increased to $11.2 billion from $6.2 billion in Q1 2014**
- Q1 2015 servicing fee income of $25 million increased from $10 million in Q1 2014
- Remain focused on optimizing mix between retained and sold assets in 2015
- Expense ratio and efficiency ratio of 2.2% and 18.9%, respectively

Sound Risk Management & Compliance

- Focused on **balance sheet optimization, risk-adjusted returns and performance through cycles**
- Leveraging history of big bank ownership and compliance culture
  - **Dynamic regulatory environment creating barrier to entry benefiting stronger industry players**
  - Resources committed to meet regulatory expectations
  - Enhanced three lines of defense framework

[1] Q1 2014 core net income and operating expenses adjusted for $119.8 million pre-tax ($75.8 million after-tax) non-recurring stock compensation and other IPO-related expenses; reconciliation in Appendix
[2] Allowance to loan ratios exclude purchased receivables portfolio and finance receivables held for sale
[3] Depreciated net cap cost
[4] As of April 2015
[5] Net bonds sold of $1.25 billion

Santander CONSUMER USA

1Q15: KEY METRICS AND RATIOS

5

	Three Months Ended				
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Yield on Earning Assets[1] (%)	15.2%	14.9%	15.7%	16.0%	16.6%
Cost of Debt (%)	2.1%	2.1%	1.9%	2.0%	2.0%
Net Interest Margin[1] (%)	13.4%	13.1%	14.1%	14.3%	14.8%
Expense Ratio[2] (%)	2.2%	2.2%	2.0%	2.3%	2.4%[3]
Efficiency Ratio[1] (%)	18.9%	19.1%	16.0%	17.4%	16.9%[3]
Net Charge-Off Ratio (%)	6.7%	8.6%	8.4%	5.8%	6.4%
Return on Average Assets (%)	3.5%	3.1%	2.5%	3.4%	2.3%[3]
Return on Average Equity (%)	31.2%	29.1%	23.9%	33.0%	22.4%[3]
Diluted EPS ($)	$0.81	$0.69	$0.54	$0.69	$0.44[3]

	End of Period				
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Delinquency Ratio (%)	3.2%	4.5%	4.1%	3.8%	3.1%
Loan Loss Allowance to Loans[4] (%)	11.5%	11.5%	12.1%	11.4%	11.0%
Tangible Common Equity to Tangible Assets[5] (%)	10.8%	10.7%	10.4%	10.0%	9.7%

SCUSA's metrics and ratios highlight the Company's strong performance and risk management

[1] As defined in public filings
[2] Expense ratio is defined as the ratio of Operating expenses to Average managed assets
[3] Q1 2014 core net income and operating expenses adjusted for $119.8 million pre-tax ($75.8 million after-tax) non-recurring stock compensation and other IPO-related expenses; reconciliation in Appendix
[4] Excludes purchased receivables portfolios and finance receivables held for sale
[5] Non-GAAP measure; see reconciliation in Appendix

Santander
CONSUMER USA

6AGENDA Highlights Strategy and Business Results Appendix: Financial and Supplemental Information

7SCUSA SCUSA's fundamentals are strong, and the Company is focused on maintaining disciplined underwriting standards to deliver strong returns, robust profitability and value to its shareholders 1 As of March 31, 2014 2 Chrysler Capital is a dba of SCUSA • Santander Consumer USA Holdings Inc. (NYSE:SC) ("SCUSA") is approximately 60.3% owned by Santander Holdings USA, Inc., a wholly-owned subsidiary of Banco Santander, S.A. (NYSE:SAN)1 • SCUSA is a full-service, technology-driven consumer finance company focused on vehicle and personal lending, and third- party servicing • Historically focused on nonprime markets; established and continued presence in prime and lease • Approximately 4,600 employees and approximately 800 vendor-based employees across multiple locations in the U.S. and the Caribbean Overview • Our strategy is to continue leveraging our efficient, scalable infrastructure and data to underwrite, originate and service consumer assets • Focus on optimizing the mix of retained assets vs. assets sold and serviced for others • Continued presence in personal lending as well as prime markets through Chrysler Capital2 • Efficient funding through third parties and Santander • Continued focus on compliance excellence Strategy

8SCUSA TODAY • Originate loans through select independent dealers and OEMs and leases through Chrysler • Substantial dealer network throughout the United States • Originate and refinance loans via SCUSA's branded tech-enabled platform, RoadLoans.com Vehicle Finance Direct Auto Finance Indirect Auto Finance and OEM Relationships • Finance third-party receivables for consumer installment products • Leverage relationship with a lending technology company that enables SCUSA to facilitate private-label credit cards to underserved markets, via retailers • Finance third-party receivables for revolving consumer products Personal Lending Revolving Installment • Proprietary systems leverage SCUSA's robust database and knowledge of consumer behavior across the full credit spectrum, and enables the company to effectively price, manage and monitor risk • Scalability evidenced by acquisitions and/or conversions and originations of more than $100 billion of assets since 2008 • Capital-light, higher ROE serviced for others platform Origination & Servicing Platforms

9

CHRYSLER CAPITAL

Chrysler Capital Overview

- 10-year private-label agreement, effective May 1, 2013
- Approximately 2,600 dealerships in the U.S.[1]
- Products include: retail loans, lease and dealer lending

Chrysler Relationship Highlights

- Chrysler subvention dollars enhance access to prime and nonprime customers
- Ability to sell higher quality loans with lower margins and retain servicing increases servicing revenue
- Residual risk-sharing agreement with Chrysler for leases

The optimal success, per the terms of the agreement between Chrysler and SCUSA, is dependent upon the ability of both parties to meet and uphold certain agreed-upon standards

Chrysler treats SCUSA in a manner consistent with comparable OEMs' treatment of their captive finance providers

Chrysler Sales[2]
(units in millions)


14% CAGR
1.1
1.4
1.7
1.8
2.1
2010
2011
2012
2013
2014

SCUSA meets penetration and approval rate targets, and maintains service-level standards

Since its May 1, 2013, launch, Chrysler Capital has originated approximately $21.7 billion in retail loans and $8.0 billion in leases, and facilitated the origination of approximately $2.8 billion in leases and dealer loans for an affiliate[3]

[1] Source: Chrysler company filings and Ward Automotive Reports as published by the U.S. Department of Commerce, Bureau of Economic Analysis
[2] Company filings; total sales
[3] As of March 31, 2015

Santander CONSUMER USA

10 Gross Outstanding Balances ($ in billions) PERSONAL LENDING Revolving Installment Total Adjusted Yield (Right Axis) Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 43.1% 46.1% 45.1% 42.7% 39.7% 33.2% 30.2% 30.9% 88% 38% 37% 28% 20%14% 14% 12% 86% 86% 80% 72% 63% 62% 59%1 41% 1 Revolving balance down due to seasonality 2 Defined as personal lending interest income, and fees, commissions, other to average gross personal loans 3 FICO used is origination FICO from time of application Revolving3 602 601 598 596 592 589 585 582 Installment 699 689 682 678 679 678 680 672 2 $0.4 $0.7 $1.2 $1.2 $1.4 $1.6 $2.1 $2.1 FICO • Strong yields; total adjusted yield increased slightly as installment business APRs increased • Risk adjusted returns continue to be attractive Highlights Adjusted yields are strong and reflect mix shift

11KEY COMPLIANCE PROGRAM ELEMENTS The Company leverages history of big bank ownership and compliance culture Compliance Culture Governance Technology Compliance Staffing and Training Complaints Monitoring and Testing Policies and Procedures • CEO tone from the top • Bank-affiliated for 15 years • Three lines of defense • Compliance involved at all levels • Committee structures in place • Integrated into risk framework • Updated annually and located in centralized intranet for ease of associate access • Compliance monitoring and testing based on Comprehensive Risk Assessments • Escalated complaint process • Expansion of vendor oversight • Dedicated regulatory liaison team • Mandatory annual regulatory training delivered to all associates, management and the Board • Technology supplements ability to adhere to various state and federal regulations

12AGENDA Highlights Strategy and Business Results Appendix: Financial and Supplemental Information

13ORIGINATION TRENDS 1 Unpaid principal balance; does not include loans owned by SCUSA serviced by others 2 Includes capital leases 3 Securitizations sold through the residual are accounted for as sales SCUSA retains servicing on loans sold to third parties and affiliates or facilitated for affiliates, through bulk sales, flow programs and securitizations3 SCUSA continued to produce strong origination volumes during Q1 2015, originating or facilitating the origination of $7.4 billion in loans and leases Originations (in millions) Total Serviced Portfolio1 (in millions) Three Months Ended March 31, 2014 December 31, 2014 March 31, 2015 Retail Installment Contracts $ 5,613 $ 4,236 $ 5,596 Personal Loans 108 562 166 Receivables from Dealers 15 — — Leases2 1,215 764 1,186 Subtotal - SCUSA $ 6,951 $ 5,562 $ 6,948 Originations for an affiliate 390 565 404 Total Originations $ 7,341 $ 6,127 $ 7,352 Owned and Serviced Serviced for Others March 31, 2014 December 31, 2014 March 31, 2015 $27,903 $30,985 $33,089 $6,231 $10,259 $11,221 $34,134 $41,244 $44,310 30%

14 Expenses and Expense Ratio ($ in millions) $211 $202 $230 $245 Average Managed Assets Operating Expenses Expense Ratio Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 $33,286 $37,152 $40,397 $42,676 $44,782 2.4% 2.3% 2.0% 2.2% 2.2% Income ($ in millions) • SCUSA continues to produce solid returns with Q1 2015 net income of $289.2 million, or $0.81 per diluted common share, which represents a year-over year core net income1 growth of 84% • Q1 2015 net finance and other interest income increased $105 million, or 10%, from Q1 2014, driven by the 21% year- over-year increase in the average portfolio • SCUSA continues to demonstrate strong expense management, evidencing continued ability to scale despite increases in regulatory and compliance costs Highlights Net Finance and Other Interest Income Net Income Net Interest Margin Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 $1,043 $1,076 $1,114 $1,073 $1,148 $246 $191 $247 $289 14.8% 14.3% 14.1% 13.1% 13.4% $120 INCOME & OPERATING EXPENSES 1 Q1 2014 core net income and operating expenses adjusted for $119.8 million pre-tax ($75.8 million after-tax) non-recurring stock compensation and other IPO-related expenses; reconciliation in Appendix $1571 $76 $81 $199 $3191

15 Provision Expense and Net Charge-offs ($ in millions)Delinquency Trends 31-60 Day Delinquency 61+ Day Delinquency Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 5.9% 7.8% 8.5% 9.0% 6.6% 3.1% 3.8% 4.1% 4.5% 3.2% Provision Expense Net Charge-offs Net Charge-off Ratio Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 $699 $589 $770 $560 $606 $407 $379 $565 $591 $475 6.4% 5.8% 8.4% 8.6% 6.7% CREDIT • Quarter-over-quarter 31-60 and 61+ delinquency ratios decreased seasonally, and increased marginally versus delinquency trends from Q1 2014 • Consistent with expected seasonal patterns, the net charge-off ratio in Q1 2015 decreased from the previous quarter • Provision expense increased quarter-over-quarter primarily due to higher retained asset balances and retained portfolio mix • Partially offset by expected seasonal patterns in charge-offs as performance improves in the first quarter Highlights

16

FUNDING AND LIQUIDITY

Diverse Funding Sources
($ in billions)


Committed
Utilized
Committed
Utilized
$34.3
$27.8
$34.6
$29.7
11.4
6.3
11.8
4.8
11.4
6.3
6.4
3.7
11.8
6.2
11.8
4.8
11.8
6.2
7.3
4.4
December 31, 2014
March 31, 2015
Santander and Related Subsidiaries
Third-Party Revolving
Privately Issued Amortizing Notes
Public Securitizations

Efficient ABS Platforms

- 56 primary issuances historically[1]
- Largest volume retail auto issuer since 2010[2]
- SCUSA issued bonds have consistently performed through cycles

Residual Interest Retained (SC retains first loss position)

Santander Drive Auto Receivables Trust (SDART) - ~590 weighted average FICO[3].

DRIVE - Re-launched platform in 1Q15 to further diversify funding sources and to accommodate strong investor demand. Assets historically funded via warehouses/term amortizing facilities. ~550 weighted average FICO.

Residual Interest Sold

Chrysler Capital Auto Receivables Trust (CCART) - Designed to efficiently fund Chrysler near-prime assets. SCUSA continues to service these assets earning stable servicing fee income. ~705 weighted average FICO.

Highlights

Multiple executions in Q1 2015 including:

- SDART 2015-1 - $1.32 billion[4]
- DRIVE 2015-A - $712 million
- $1.1 billion in new advances on existing private term amortizing facilities
- Flow Programs - $919 million[5]
- Lease Sale - $561 million[6]
- Facilitated for Others - $404 million
- Bankruptcy Sale - $38 million in proceeds

[1] Includes both SEC registered and 144A
[2] As of April 2015
[3] Reflects weighted average FICO of more recent transactions
[4] Net bonds sold of $1.25 billion
[5] Monthly retail loan flow programs with BAML and CBP
[6] Depreciated net cap cost

Santander CONSUMER USA

17AGENDA Highlights Strategy and Business Results Appendix: Financial and Supplemental Information

18LOAN LOSS ALLOWANCE - Q1 2015 Q1 Allowance Walk Total Company excluding operating lease & purchased receivables portfolios Beginning of Period Q1 CoverageAllowance% UPB EOP Gross Unpaid Principal Balance 26,875.4 3,085.3 11.5% Total Company excluding operating lease & purchased receivables portfolios End of Period Q11 27,868.5 3,191.9 11.5% 1 Quarter-end balance of loans originated during the quarter; the initial coverage for new loans is lower than the overall portfolio as the loans have not yet seasoned and developed delinquency 2 Includes performing loan paydowns, which may not significantly alter future unit loss forecast Individually acquired retail installment contracts Beginning of Period Q1 24,555.1 91.4% 2,726.3 11.1% New Originations in Q1, net of sales1 4,684.5 379.7 8.1% Net Liquidations2 (2,638.4) (153.4) 5.8% Other - (102.8) End of Period Q1 25,507.0 91.5% 2,822.7 11.1% Seasonality, Performance & Model Inputs Receivables from dealers Personal Loans Capital leases Beginning of Period Q1 End of Period Q1 Beginning of Period Q1 End of Period Q1 Beginning of Period Q1 End of Period Q1 100.2 102.4 0.7 1.1 0.7% 1.1% 0.4% 0.4% 2,128.8 2,115.5 348.7 352.9 16.4% 16.7% 7.9% 7.6% 91.3 143.6 9.6 15.2 10.5% 10.6% 0.3% 0.5% Held For Sale (1,094.2) (27.1) 2.5% ($ in millions)

19COMPANY ORGANIZATION Other Subsidiaries 100% Ownership Santander Holdings USA, Inc. (fka Sovereign Bancorp Inc.) 60.3% Ownership Santander Consumer USA Holdings Inc. ("SCUSA") Santander Bank N.A. (fka Sovereign Bank) Other Subsidiaries dba Chrysler Capital 10.0% Ownership (13.3% Beneficial Ownership)1 DDFS LLC3 and Tom Dundon 0.1% Ownership (0.5% Beneficial Ownership)1 29.6% Ownership2 Other Management Public Shareholders **Ownership percentages are approximates as of March 31, 2015 1 Beneficial ownership includes options currently exercisable or exercisable within 60 days of March 31, 2015 2 Public shareholder ownership percentage increased as the remainder of Sponsor Auto (Centerbridge) exited their position 3 DDFS LLC is an affiliate entity owned by Tom Dundon, Chairman and Chief Executive Officer Banco Santander, S.A. Spain

20ECONOMIC INDICATORS (units in millions) Consumer Sentiment Index1 Motor Vehicle Sales1 100 90 80 70 60 50 Au g-0 7 Ma r-0 8 Oc t-0 8 Ma y-0 9 De c-0 9 Ju l-1 0 Fe b-1 1 Se p-1 1 Ap r-1 2 No v-1 2 Ju n-1 3 Ja n-1 4 Au g-1 4 Ma r-1 5 HIGH, 98.1 LOW, 55.3 18 16 14 12 10 8 6 Ju l-0 7 Fe b-0 8 Se p-0 8 Ap r-0 9 No v-0 9 Ju n-1 0 Ja n-1 1 Au g-1 1 Ma r-1 2 Oc t-1 2 Ma y-1 3 De c-1 3 Ju l-1 4 Fe b-1 5 HIGH, 17.5 AVERAGE, 13.8 LOW, 9.04 AVERAGE, 74.3 • Consumer sentiment up due to macroeconomic factors such as lower gas prices and the benefits of tax season • Consumer demand for motor vehicles has remained high 1Source: Bloomberg March 31, 2015

21CONSUMER FINANCE ENVIRONMENT (units in millions) Manheim Index1 60+ Day Delinquency Rates3 1Manheim, Inc.; Indexed to a basis of 100 at 1995 levels 2On a mix-, mileage-, and seasonally-adjusted basis 3 Standard & Poor’s Ratings Services (ABS Auto Trust Data – two month lag on data) • Wholesale used vehicle prices2 fell 0.5% in March • Year-over-year, the Manheim Index is up 0.1% • Macroeconomic factors resulted in increased consumer confidence and positive recovery rate Prime % (left scale) Nonprime % (right scale) 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 6 5 4 3 2 1 Ja n-0 7 Ju l-0 7 Ja n-0 8 Ju l-0 8 Ja n-0 9 Ju l-0 9 Ja n-1 0 Ju l-1 0 Ja n-1 1 Ju l-1 1 Ja n-1 2 Ju l-1 2 Ja n-1 3 Ju l-1 3 Ja n-1 4 Ju l-1 4 Ja n-1 5 130 125 120 115 Ma r-1 1 Se p-1 1 Ma r-1 2 Se p-1 2 Ma r-1 3 Se p-1 3 Ma r-1 4 Se p-1 4 Ma r-1 5 Source: Manheim Index 3/2015 124.5 Net Loss Rates3 Prime % (left scale) Nonprime % (right scale) 2.5 2.0 1.5 1.0 0.5 0.0 14 12 10 8 6 4 2 0 Ja n-0 7 Ju l-0 7 Ja n-0 8 Ju l-0 8 Ja n-0 9 Ju l-0 9 Ja n-1 0 Ju l-1 0 Ja n-1 1 Ju l-1 1 Ja n-1 2 Ju l-1 2 Ja n-1 3 Ju l-1 3 Ja n-1 4 Ju l-1 4 Ja n-1 5

22CREDIT PROFILES 1 Held for investment; excludes prime assets held for sale ($1 billion retail installment contracts held for sale as of March 31, 2015); Percentages may not sum to 100% due to rounding Retail Installment Contracts1 Personal Loans Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 40 35 30 25 20 15 10 >640 639-600 599-540 <540 FICO 20.7% 20.1% 32.2% 27.0% 20.6% 20.3% 32.3% 26.7% 19.2% 20.7% 33.2% 26.9% 20.5% 20.5% 32.6% 26.4% 17.2% 20.5% 34.2% 28.1% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 70 60 50 40 30 20 10 0 >640 639-600 599-540 <540 FICO 42.0% 26.8% 27.6% 3.5% 45.6% 23.1% 21.3% 10.0% 54.0% 22.1% 20.7% 3.2% 55.2% 21.4% 20.1% 3.3% 56.5% 21.1% 19.2% 3.2%

23CONSOLIDATED BALANCE SHEET (Unaudited, Dollars in thousands, except per share amounts) March 31, 2015 December 31, 2014 Assets Cash and cash equivalents $ 26,952 $ 33,157 Finance receivables held for sale 1,045,869 46,585 Finance receivables held for investment, net 24,650,372 23,915,551 Restricted cash 2,687,304 1,920,857 Accrued interest receivable 353,121 364,676 Leased vehicles, net 5,042,419 4,862,783 Furniture and equipment, net 45,353 41,218 Federal, state and other income taxes receivable 124,545 502,035 Related party tax receivable — 459 Deferred tax asset 19,367 21,244 Goodwill 74,056 74,056 Intangible assets 53,590 53,682 Due from affiliates 90,351 102,457 Other assets 452,272 403,416 Total assets $ 34,665,571 $ 32,342,176 Liabilities and Equity Liabilities: Notes payable — credit facilities $ 7,338,550 $ 6,402,327 Notes payable — secured structured financings 18,000,121 17,718,974 Notes payable — related party 4,375,000 3,690,000 Accrued interest payable 19,175 17,432 Accounts payable and accrued expenses 366,707 315,130 Federal, state and other income taxes payable 6,856 319 Deferred tax liabilities, net 509,428 492,303 Due to affiliates 47,812 48,688 Other liabilities 151,441 98,654 Total liabilities 30,815,090 28,783,827 Equity: Common stock, $0.01 par value 3,500 3,490 Additional paid-in capital 1,576,234 1,560,519 Accumulated other comprehensive income (loss) (9,290) 3,553 Retained earnings 2,280,037 1,990,787 Total stockholders’ equity 3,850,481 3,558,349 Total liabilities and equity $ 34,665,571 $ 32,342,176

24CONSOLIDATED INCOME STATEMENT For the Three Months Ended (Unaudited, Dollars in thousands, except per share amounts) March 31,2015 March 31, 2014 Interest on finance receivables and loans $ 1,230,002 $ 1,140,329 Leased vehicle income 332,946 147,123 Other finance and interest income 7,341 250 Total finance and other interest income 1,570,289 1,287,702 Interest expense 148,856 124,446 Leased vehicle expense 273,064 120,069 Net finance and other interest income 1,148,369 1,043,187 Provision for credit losses 605,981 698,594 Net finance and other interest income after provision for credit losses 542,388 344,593 Profit sharing 13,516 32,161 Net finance and other interest income after provision for credit losses and profit sharing 528,872 312,432 Investment gains, net 21,247 35,814 Servicing fee income 24,803 10,405 Fees, commissions, and other 101,133 89,304 Total other income 147,183 135,523 Salary and benefits expense 100,540 201,915 Repossession expense 58,826 48,431 Other operating costs 86,013 68,102 Total operating expenses 245,379 318,448 Income before income taxes 430,676 129,507 Income tax expense 141,426 48,041 Net income $ 289,250 $ 81,466 Net income per common share (basic) $ 0.83 $ 0.23 Net income per common share (diluted) $ 0.81 $ 0.23 Weighted average common shares (basic) 349,421,960 348,101,891 Weighted average common shares (diluted) 356,654,466 356,325,036

25RECONCILIATION OF NON-GAAP MEASURES (Dollars in thousands, except per share data) March 31, 2015 December 31, 2014 September 30, 2014 June 30, 2014 March 31, 2014 Total equity $ 3,850,481 $ 3,558,349 $ 3,303,213 $ 3,102,258 $ 2,908,018 Deduct: Goodwill and intangibles 127,646 127,738 127,991 127,693 128,447 Tangible common equity $ 3,722,835 $ 3,430,611 $ 3,175,222 $ 2,974,565 $ 2,779,571 Total assets $ 34,665,571 $ 32,249,597 $ 30,641,292 $ 29,732,396 $ 28,796,233 Deduct: Goodwill and intangibles 127,646 127,738 127,991 127,693 128,447 Tangible assets $ 34,537,925 $ 32,121,859 $ 30,513,301 $ 29,604,703 $ 28,667,786 Equity to assets ratio 11.1% 11.0% 10.8% 10.4% 10.1% Tangible common equity to tangible assets 10.8% 10.7% 10.4% 10.0% 9.7%

26 (Dollars in thousands, except per share data) For the Three Months Ended March 31, 2014 Net income $ 81,466 Add back: Stock compensation recognized upon IPO, net of tax 74,428 Other IPO-related expenses, net of tax 1,409 Core net income $ 157,303 Weighted average common shares (diluted) 356,325,036 Net income per common share (diluted) $ 0.23 Core net income per common share (diluted) $ 0.44 Average total assets $ 27,812,499 Return on average assets 1.2% Core return on average assets 2.3% Average total equity $ 2,809,838 Return on average equity 11.6% Core return on average equity 22.4% Operating expenses $ 318,448 Deduct: Stock compensation recognized upon IPO, net of tax 117,654 Other IPO-related expenses, net of tax 2,175 Core operating expenses $ 198,619 Sum of net interest income and other income $ 1,178,710 Efficiency ratio 27.0% Core efficiency ratio 16.9% Average managed assets $ 33,285,709 Expense ratio 3.8% Core expense ratio 2.4% RECONCILIATION OF NON-GAAP MEASURES